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                                                                   Exhibit 10.22

Bank of America

                                                          Amendment to Documents


                   AMENDMENT NO. 2 TO BUSINESS LOAN AGREEMENT

   This Amendment No. 2 (the "Amendment") dated as of  December 8, 1998, is
                                                       ----------  ----
between Bank of America National Trust and Savings Association (the "Bank") and Variflex, Inc. (the "Borrower").

                                   RECITALS
                                   --------

   A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of January 23, 1998, (the "Agreement").

   B.  The Bank and the Borrower desire to amend the Agreement.

                                   AGREEMENT
                                   ---------

   1.  Definitions.  Capitalized terms used but not defined in this Amendment
       ------------
shall have the meaning given to them in the Agreement.

   2.  Amendments. The Agreement is hereby amended as follows:
       -----------

       2.1 In Paragraph 1 .2 of the Agreement, the date "March 31, 1999" is substituted for the date "December 31, 1998."

   3.  Representations and Warranties. When the Borrower signs this Amendment,
       ------------------------------
the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

   4.  Effect of Amendment. Except as provided in this Amendment, all of the
       --------------------
terms and conditions of the Agreement shall remain in full force and effect.

   This Amendment is executed as of the date stated at the beginning of this Amendment.



Bank of America                                   Variflex, Inc.
National Trust and Savings
Association


X /s/ Timothy J. Egan                             X /s/ Roger M. Wasserman
  -------------------                               ----------------------
By: Timothy J. Egan, Vice President               By: Roger M. Wasserman, CFO

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